CERTIFICATION OF THE
                           PRINCIPAL EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William P. Williams, the Chairman, President, Chief Executive Officer of Medcom USA, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Medcom USA, Inc. on Form 10-Q for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Medcom USA, Inc.


Date: November 14, 2005          /s/ William P. Williams
                                 -----------------------------------------------
                                 William P. Williams
                                 Chairman, President and Chief Executive Officer